Exhibit 10.4

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

BEACON POWER CORPORATION

WARRANT

Warrant No. R-___	Dated: June 30, 2008

Beacon Power Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, Massachusetts Development Finance Agency, a body politic and corporate created by Chapter 289 of the Acts of 1998 and established under Massachusetts General Laws Chapter 23G, as amended, or its registered assigns in accordance with Section 16 (the “Holder”), is entitled to purchase from the Company eighty-five thousand nine hundred seventy-nine (85,979) shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $1.89 per share (as adjusted from time to time as provided in Section 8, the “Exercise Price”), at any time and from time to time on and after the date hereof and through and including the seventh (7th) anniversary of the date hereof (the “Expiration Date”), subject to the terms and conditions set forth herein.

1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

2. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in accordance with Section 16 in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

3. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date, provided, that the representations and warranties set forth in Section 17 are true, and that the covenants set forth in Section 17 have been satisfied, at the time of such exercise. At 5:00 P.M., Eastern time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall be required to deliver the original Warrant in order to effect an exercise hereunder. Upon the execution and delivery of the Exercise Notice, the Company shall issue a New Warrant to the Holder evidencing the right to purchase the remaining number of Warrant Shares.

(c) The Company shall have a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue the Warrant Shares upon exercise of the Warrant.

4. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly issue or cause to be issued and cause to be delivered to the Holder a certificate for the Warrant Shares issuable upon such exercise. Such certificate shall bear a restrictive legend substantially the same as the legend first set forth above. The Holder shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

(b) This Warrant is exercisable, either in its entirety or, from time to time from the Date hereof, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5. Charges, Taxes and Expenses. Issuance and delivery of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Holder shall be responsible for all other tax liability that may arise as a result of holding this Warrant or receiving Warrant Shares upon exercise hereof or transferring either this Warrant or the Warrant Shares.

6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

7. Reservation of Warrant Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this section.

(a) Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares of Common Stock, or (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive that kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto and the Exercise Price shall be proportionately increased or decreased, as the case may be, such that the aggregate Exercise Price shall not be adjusted. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Notice of Adjustment. Whenever there is an adjustment to this Warrant under this Section 8, the Company will forthwith cause a notice stating the adjustment and the relevant Exercise Price to be mailed to the Holder of this Warrant. Such notice shall show in detail the facts requiring such adjustment.

9. Treatment of Warrant Upon Acquisition.

(a) Treatment of Warrant at Acquisition.

(i) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition in which the sole consideration is cash or Marketable Securities, either (i) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than five (5) Business Days prior to the closing of the proposed Acquisition.

(ii) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an “arms length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (i) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (ii) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than five (5) Business Days prior to the closing of the proposed Acquisition.

(iii) Upon the closing of any Acquisition other than those particularly described in subsections (i) and (ii) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the shares issuable upon exercise of the unexercised portion of this Warrant as if such Warrant Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price and/or number of Warrant Shares shall be adjusted accordingly.

(b) Definitions. As used in this Section 9:

(i) “Acquisition” shall mean any sale, license, or other disposition of all or substantially all of the assets (including intellectual property, but excluding licenses and strategic collaborations entered into in the ordinary course of business) of the Company, or any reorganization, consolidation, merger or sale of outstanding capital stock of the Company or any other transaction where the holders of the Company's outstanding voting securities before the transaction beneficially own less than a majority of the outstanding voting securities of the surviving entity after the transaction.

(ii) “Affiliate” shall mean any person or entity that owns or controls directly or indirectly fifty percent (50%) or more of the stock of Company (on an as-converted to Common Stock basis), any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person’s or entity’s officers, directors, joint venturers or partners, as applicable.

(iii) “Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in the City of New York or in Boston, Massachusetts are required or authorized by law to close.

(iv) “Marketable Securities” shall mean stock or other securities that may be listed or quoted for trading on the date in question on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds.

11. Registration Rights. On or before December 31, 2008, the Company shall cause to be prepared and filed with the Securities and Exchange Commission a Registration Statement providing for the resale of all Warrant Shares then outstanding for an offering to be made by Massachusetts Development Finance Agency [or its anticipated assignee, Massachusetts Technology Park Corporation], on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Warrant Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall cause such Registration Statement to be declared effective under the Securities Act as promptly as reasonably possible after the filing thereof. The Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when: (i) all Warrant Shares have been sold or (ii) all Warrant Shares covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder.

12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City or Boston, Massachusetts time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City or Boston, Massachusetts time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. “Trading Day” means (a) any day on which the Common Stock is listed and traded on the Nasdaq Stock Market, or (b) if the Common Stock is not then listed and traded on the Nasdaq Stock Market, then a day on which trading occurs on either the New York Stock Exchange or the American Stock Exchange (together with the Nasdaq Stock Market, each an “Eligible Market”) (or any successor thereto), or (c) if trading ceases to occur on an Eligible Market (or any successor thereto), any day other than Saturday, Sunday or other day on which commercial banks in New York City or Boston, Massachusetts are authorized or required by law to remain closed.

14. The address for such notices or communications shall be as set forth below:

(a) if to the Company, at the office of the Company, 65 Middlesex Road, Tyngsboro, MA 01879, Attention: James Spiezio, with copies to Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Albert Sokol, or

(b) if to the Holder, Massachusetts Development Finance Agency, 160 Federal Street, Boston, MA 02110, Attention: Laura L. Canter with a copy to Sherin and Lodgen, LLP, 101 Federal Street, Boston, MA 02110 Attention: Gary M. Markoff.

15. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

16. Transferability.

(a) This Warrant may not be assigned by the Company except to a successor in the event of an Acquisition.

(b) No interest in this Warrant may be sold, assigned or otherwise transferred by the holder without the prior written consent of the Company, not to be unreasonably withheld in the event that Holder complies with this clause. Neither this Warrant nor the Common Stock issuable upon exercise hereof have been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be sold, transferred, assigned or offered for same except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with applicable state securities laws or blue sky laws, to be documented in part by the Holder providing the Company with an opinion of counsel reasonably satisfactory to the Company stating that such sale, transfer or assignment is exempt from the registration requirements of the Securities Act.

17. Holder’s Representations, Warranties and Covenants. The Holder represents, warrants and covenants that: (a) it (i) has such knowledge and experience in financial and business matters that it is fully capable of evaluating the merits and risks of an investment in the Warrant and Warrant Shares, (ii) can bear the economic risk of its investment in the Warrant and Warrant Shares, (iii) has been furnished with or has had full access to all of the publicly available information that it considers necessary or appropriate for deciding whether to acquire the Warrant and Warrant Shares, and (iv) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Warrant and Warrant Shares; (b) it is familiar with the business of and prospects for the Company; (c) it acknowledges that the Warrant is issued by the Company in a transaction not involving any public offering within the meaning of Section 4(2) of the Securities Act; (d) it intends that only the state corporate and securities laws of the Commonwealth of Massachusetts, together with the federal securities laws, govern the issuance and exercise of the Warrant; (e) it is acquiring the Warrant and Warrant Shares issuable upon exercise of the Warrant for investment for its own account, not for the account of any other person, and not with a view to the resale or distribution thereof, in whole or in part, in violation of the Securities Act or applicable state securities law; and (f) the representations, warranties and covenants contained in this Section 17 shall survive the execution and delivery of this Warrant and the acquisition of the Warrant and Warrant Shares.

18. Miscellaneous

(a) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

(b) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE WARRANT (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF BOSTON, MASSACHUSETTS. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF BOSTON, MASSACHUSETTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS WARRANT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS WARRANT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e) The holder of this Warrant shall have no rights as a stockholder of the Company by virtue of holding this Warrant.

(f) This Warrant, other than Section 11, shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns pursuant to transfers in accordance with Section 16. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(g) This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns pursuant to transfers in accordance with Section 16.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

BEACON POWER CORPORATION

By:
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Beacon Power Corporation

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Beacon Power Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _______________ Warrant Shares pursuant to the Warrant.

3.	The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

4.	Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

5.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

6.	The representations and warranties set forth in Section 16 of the Warrant are true, and the covenants set forth in Section 16 of the Warrant have been satisfied, on the date hereof.

Dated: ,	Name of Holder:
(Print)
By:
Name:
Title:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Beacon Power Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Beacon Power Corporation with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
Address of Transferee

In the presence of: